SUPPLEMENT DATED AUGUST 12, 2021
to the following variable annuity contracts

Issued by Union Security Insurance Company Variable Account D:
TD Waterhouse

Issued by Union Security Life Insurance Company of New York Separate Account A:
TD Waterhouse

Issued by Union Security Insurance Company:
TD Waterhouse

Issued by Union Security Life Insurance Company of New York:
TD Waterhouse

This supplement updates certain information in your prospectus for insurance products issued by
Union Security Insurance Company (“USIC”) and Union Security Life Insurance Company of New York* (USLIC)

Effective on or about October 11, 2021, the following fund under the heading “Wells Fargo Variable Trust Funds” in the section entitled “The Funds” will be renamed as shown in the table below:

Current Name:	New Name:
Wells Fargo VT Discovery Fund - Class 2	Allspring VT Discovery Fund - Class 2

This Supplement Should Be Retained With Your Prospectus for Future Reference

HV-7865